UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 3, 2011

Unigene Laboratories, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On August 3, 2011 (the “Effective Date”), Unigene Laboratories, Inc. (the “Company”) entered into a Development Services and Clinical Supply Agreement (the “Development Agreement”) with GlaxoSmithKline LLC (“GSK”).  Previously, the Company and GSK entered into an Amended and Restated License Agreement (the “Amended License Agreement”), dated as of December 10, 2010, pursuant to which the Company granted an exclusive license to GSK to discover, develop, make, have made, market, sell and import certain licensed product throughout the world under certain Company patent rights and know-how.  The Company filed the Amended License Agreement with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K/A for the fiscal year ended 2010.

Pursuant to the Development Agreement, the Company will undertake, from time to time at GSK’s direction, certain Phase III development and manufacturing activities related to the active pharmaceutical ingredient (“API”) and the Licensed Product (each as defined in the Amended License Agreement), among other things, in consideration for which GSK will make certain payments to the Company as detailed in Statements of Works that will be issued under the Development Agreement, including, but not limited to, payment of up to an aggregate of $2,224,208 for work completed in accordance with “Stage A” under Statement of Work One, which is Exhibit A to the Development Agreement.  In addition, the Company will manufacture API batches for the Phase III clinical trial supply.

The Development Agreement, which became effective as of the Effective Date, shall continue for two years, subject to early termination under certain circumstances, including that either party may terminate the Development Agreement for the other party’s uncured material breach of the agreement or the Amended License Agreement.  In addition, GSK may terminate the Development Agreement in its sole discretion by providing the Company with five days written notice, subject to the Company’s receipt of payment for services performed through the date of termination.

The description of the Development Agreement above does not purport to be complete and is qualified in its entirety by reference to the document that will be filed by the Company in the future in accordance with the Securities Exchange Act of 1934, as amended.

A copy of the press release issued by the Company announcing the Development Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document Description
99.1	Press release, dated August 8, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Gregory T. Mayes
Gregory T. Mayes, Vice President
Corporate Development and General
Counsel

Date: August 8, 2011

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release, dated August 8, 2011